Exhibit 99.2

CHINA MEDIA GROUP CORPORATION
PRO-FORMA COMBINED FINANCIAL STATEMENTS
December 31, 2011
(Unaudited)

Exhibit 99.2

China Media Group Corporation

CONTENTS

PAGE NO.

Pro-forma Combined Balance Sheet at December 31, 2011 (Unaudited)	P - 1

Pro-forma Combined Statement of Operations for the year ended December 31, 2011 (Unaudited)	P - 2

Significant Notes and Assumptions to Pro-forma Combined Financial Statements (Unaudited)	P - 3

Exhibit 99.2
CHINA MEDIA GROUP CORPORATION INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On the June 8, 2012, Good World Investments Limited, a wholly owned subsidiary of China Media Group Corporation (the "Company" or "CMG") acquired all of the outstanding capital stock of A-Team Resources Sdn. Bhd. ("ATeam") in a sale and purchase transaction (the "SP Transaction"). ATeam is a manufacturer of consumer electronics and light appliances. ATeam"s operations are conducted in Malaysia.

In connection with the SP Transaction, the Company issued 558,779,837 shares of its Common Stock in acquiring all the shares of the capital stock of ATeam. Upon completion of the SP Transaction, the prior shareholder of ATeam owned approximately 50% of the Common Stock of the CMG.

Anticipated Accounting Treatment of the Acquisition Transaction

For accounting purposes, the transaction is being accounted for as a reverse merger, since the stockholder of ATeam will own a majority of the issued and outstanding shares of Common Stock of the Company. ATeam is treated as the acquirer for accounting purposes. This acquisition is being accounted for at historical cost in a manner similar to that in pooling of interests method. The historical financial statements will be combined of CMG and ATeam.

The accompanying unaudited pro forma condensed consolidated balance sheet has been presented with consolidated subsidiaries at December 31, 2011 and the unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2011 has been presented as if the acquisition had occurred.

You are being provided this information to aid in your analysis of the financial aspects of the SP Transaction. This information has been derived from the audited financial statements of ATeam as of and for the year ended December 31, 2011 and the audited financial statements of CMG for the respective periods. The pro forma adjustments are based on available information and assumptions that are believed to be reasonable. The unaudited pro forma condensed financial information does not represent the results of operations that would have occurred had such transactions been consummated on the dates indicated or the financial position for any future date or period. CMG and Ateam do not assume any responsibility for the accuracy or completeness of the information provided by the other party. This information should be read in conjunction with the companies" respective historical financial statements and notes included thereto.

The following unaudited pro forma adjustments are included in the accompanying unaudited pro forma condensed consolidated balance sheet as of December 31, 2011 and the unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2011 to reflect the acquisition of ATeam by the Company.

Exhibit 99.2

China Media Group Corporation
Pro Forma Combined Balance Sheet
December 31, 2011
(Unaudited)

	Historical					Year Ended
	China Media	A-Team				December 31,
	Group	Resources		Pro Forma Adjustments		2011
	Corporation	Sdn. Bhd.		Dr	Cr	Pro Forma
ASSETS
Current assets
Cash and cash equivalents	$15,600	$23,992				$39,592
Trade receivables	-	3,017,369				3,017,369
Restricted cash	-	57,395				57,395
Due to related parties	372,541	-				372,541
Prepayments, deposits and receivables	169,152	139,055				308,207
Total current assets	557,293	3,237,811				3,795,104

Non current assets
Fixed assets, net	2,232	83,905				86,137
Advance payment for distribution rights	69,000	-				69,000
Investment in shares	81,556	-				81,556
Goodwill	-	-	(1)	6,093,535		6,093,535
Total non current assets	152,788	83,905				6,330,228
Total Assets	$710,081	$3,321,716				$10,125,332

LIABILITIES AND STOCKHOLDERS' (DEFICIENCY)/EQUITY
Liabilities
Current liabilities
Other payables and accruals	$424,396	$298,534				$722,930
Trade payables	-	44,197				44,197
Trade financing payables	-	335,671				335,671
Short term debt	100,000	205,463				305,463
Due to officers and directors	448,145	133,027				581,172
Taxation	-	90,739				90,739
Due to related parties	1,656,981	-				1,656,981
Other liabilities	236,504	-				236,504
Total current liabilities	2,866,026	1,107,631				3,973,657

Non current liabilities
Lease obligations	-	54,921				54,921
Long term debts	2,000,000	274,589				2,274,589
Total non current liabilities	2,000,000	329,510				2,329,510
Total liabilities	4,866,026	1,437,141				6,303,167

Stockholders' (deficiency)/equity
Common Stock	7,773,902	583,107	(1)	7,773,902		2,580,543
			(1)		1,997,436
Additional paid up capital	1,799,358	-	(1)	1,799,358		-
Shares to be issued	52,510	-				52,510
Comprehensive income	66,176	106,458	(1)	67,176		105,458
Accumulated deficits	(13,867,043)	839,332	(1)		13,867,043	839,332
Profit and loss	(99,304)	355,678				256,374
Uncontrolled interests	118,456	-	(1)	130,508		(12,052)
Total stockholders' (deficiency)/equity	(4,155,945)	1,884,575				3,822,165

Total liabilities and stockholders' equity	$710,081	$3,321,716				$10,125,332

See Summary of Significant Notes and Assumptions to Pro Forma Financial Statements

Exhibit 99.2

China Media Group Corporation
Proforma Combined Statement of Operations
For the Year Ended December 31, 2011
(Unaudited)

	Historical				Year Ended
	China Media	A-Team			December 31,
	Group	Resources	Pro Forma Adjustments		2011
	Corporation	Sdn. Bhd.	Dr	Cr	Pro Forma

Revenues	$142,132	$6,932,545			$7,074,677

Cost of sales	40,185	5,437,816			5,478,001

Gross profit	101,947	1,494,729			1,596,676

Operating expenses:
Impairment of distribution rights	68,800	-			68,800
Selling, general and administrative	213,754	953,784			1,167,538

	282,554	953,784			1,236,338

(Loss) / Income from operations before other expenses	(180,607)	540,945			360,338

Other income (expenses):
Gain on disposal of investment in unlisted shares	251,538	-			251,538
Gain on disposal of fixed assets	1,498	-			1,498
Other income	-	16,599			16,599
Income tax expenses	-	(127,947)			(127,947)
Interest expenses	(183,785)	(73,919)			(257,704)

Net (loss) / income before uncontrolled interest	(111,356)	355,678			244,322
Uncontrolled interests	12,052	-			12,052

Net (loss) / Income	(99,304)	355,678			256,374

Other comprehensive income	(1,000)	(51,442)			(52,442)

Comprehensive (loss) / income	$(100,304)	$304,236			$203,932

See Summary of Significant Notes and Assumptions to Pro Forma Financial Statements

Exhibit 99.2

China Media Group Corporation
SIGNIFICANT NOTES AND ASSUMPTIONS TO PRO-FORMA FINANCIAL
STATEMENTS
(Unaudited)

(1)

The accompanying unaudited pro-forma financial information reflects the financial statements of China Media Group Corporation ("CMG") and A-Team Resources Sdn. Bhd. ("ATeam") regarding a planned acquisition of ATeam by CMG. The pro-forma adjustments to the balance sheet give effect to the acquisition as if it occurred on January 1, 2011 and the pro-forma statement of operations gives effect to the acquisition as if it occurred on January 1, 2011.The acquisition is treated as a reverse acquisition of CMG by ATeam since the stockholders of ATeam obtained a controlling interest in the voting Common Stock of CMG and management control of CMG as a result of the acquisition.Accordingly, the assets and liabilities of ATeam are recorded at their historical cost and the assets and liabilities of CMG are measured in accordance with the value at the date of combination. The retained earnings and other equity balances of ATeam before the business combination becomes the retained earnings and other equity balances of CMG after the combination. In addition, the amount recognized as issued share capital interests is determined by adding the issued share capital of acquiring ATeam immediately prior to the business combination and the equity interests CMG issued to effect the combination. Under reverse acquisition accounting, the historical results of operations are those of ATeam and the results of operations of CMG are included only from the acquisition date.

(2)

Significant assumptions include (a) the Common Stock of CMG based on December 31, 2011 shares outstanding and the newly issued 558,779,837 Common Stock in acquiring ATeam, (b) the operation of CMG and ATeam were combined from January 1, 2011, the as if acquisition date, to December 31, 2011. In addition, no transactions that may have occurred subsequent to December 31, 2011 have been considered.

(3)	The following reflect the pro forma adjustments as of December 31, 2011.
First adjustment is to reflect the effect of the acquisition of ATeam by CMG by treating it as a reverse acquisition.

	Dr	Cr

Share capital - CMG	7,773,902
Additional paid in capital - CMG	1,799,358
Comprehensive income - CMG	67,176
Accumulated deficits - CMG		13,867,043
Uncontrolled interests - CMG	130,508
Goodwill on acquisition of A-Team	6,093,535
Share capital - CMG		1,997,436